Exhibit 32.2
OFFICER CERTIFICATION
PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Advanced Environmental Recycling Technologies, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen W. Brooks, vice chairman and chief operating officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 14, 2006

/s/ Stephen W. Brooks
Stephen W. Brooks
Vice Chairman and Chief Operating Officer